UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Under §240.14a-12

Intensity Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484
June 4, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 annual meeting of stockholders of Intensity Therapeutics, Inc. (the “Company”) to be held at 10:30 a.m. Eastern Time on July 17, 2024. We have decided to hold this year’s annual meeting virtually via live audio webcast on the internet. We believe hosting a virtual annual meeting enables greater stockholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our stockholders, and reduces the cost and environmental impact of our annual meeting. You will be able to attend the annual meeting, vote and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/INTS2024. You will not be able to attend the annual meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, two persons will be elected to our board of directors. In addition, we will ask stockholders to approve the Intensity Therapeutics, Inc. 2024 Employee Stock Purchase Plan and to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On June 4, 2024, we intend to begin sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2024 Annual Meeting of Stockholders and our 2023 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual annual meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of the Company.

Sincerely,

Lewis H. Bender
President, Chief Executive Officer and Chairman

Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484
June 4, 2024
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TIME:	10:30 a.m. ET

DATE:	July 17, 2024

ACCESS:
This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/INTS2024 and entering the 16-digit control number included in the Notice of Internet Availability of Proxy Materials (the “Notice”) or proxy card that you receive. For further information about the virtual annual meeting, please see the Questions and Answers about the Meeting beginning on page 3.

PURPOSES:
1.To elect two directors to serve three-year terms expiring in 2027;
2.To approve the Intensity Therapeutics, Inc. 2024 Employee Stock Purchase Plan;
3.To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
4.To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Intensity Therapeutics, Inc. common stock at the close of business on May 21, 2024. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 1 Enterprise Drive, Suite 430, Shelton, CT 06484.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Lewis H. Bender
President, Chief Executive Officer and Chairman

Appendices
Appendix A
i

Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484
PROXY STATEMENT FOR INTENSITY THERAPEUTICS, INC.
2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 17, 2024
This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, contains information about the 2024 annual meeting of stockholders of Intensity Therapeutics, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:30 a.m., Eastern Time, on Wednesday, July 17, 2024, virtually at www.virtualshareholdermeeting.com/INTS2024.
In this proxy statement, we refer to Intensity Therapeutics, Inc. as “Intensity,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about June 4, 2024, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JULY 17, 2024
This proxy statement, the notice of 2024 annual meeting of stockholders, our form of proxy card and our 2023 annual report to stockholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/INTS2024. To view these materials please have your 16-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2023, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at ir.intensitytherapeutics.com/sec-filings. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:
Joseph Talamo
Intensity Therapeutics, Inc.
1 Enterprise Drive, Suite 430
Shelton, CT 06484

Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2024 annual meeting of stockholders to be held virtually, on Wednesday, July 17, 2024 at 10:30 a.m. ET and any adjournments or postponements of the meeting, which we refer to as the annual meeting. This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the 2024 notice of annual meeting of stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice, and, if applicable, proxy materials to stockholders on or about June 4, 2024.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received the Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why Are You Holding a Virtual Annual Meeting?
This year’s annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the Virtual Annual Meeting?
The live webcast of the annual meeting will begin promptly at 10:30 a.m. ET. Online access to the audio webcast will open 15 minutes prior to the start of the annual meeting to allow time for you to log-in and test your device’s audio system. The virtual annual meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the annual meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the annual meeting.
Log-in Instructions. To be admitted to the virtual annual meeting, you will need to log-in at www.virtualshareholdermeeting.com/INTS2024 using the 16-digit control number found on the proxy card or voting instruction card previously mailed or made available to stockholders entitled to vote at the annual meeting.
Will I be able to ask questions and have these questions answered during the Virtual Annual Meeting?
Stockholders may submit questions for the annual meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/INTS2024, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.
Appropriate questions related to the business of the annual meeting (the proposals being voted on) will be answered during the annual meeting, as time permits. Additional information regarding the ability of stockholders to ask questions during the annual meeting, related to rules of conduct and other materials for the annual meeting will be available at www.virtualshareholdermeeting.com/INTS2024.
What Happens if There Are Technical Difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page.
Who May Vote?
Only stockholders of record at the close of business on May 21, 2024 (the “Record Date”) will be entitled to vote at the annual meeting. On this record date, there were 13,711,877 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
If on the Record Date, your shares of our common stock were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.
If on the Record, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice or if applicable, our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting.
If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates registered in your name, you may vote:
•By Internet or by telephone. Follow the instructions included in the Internet Availability Notice or, if you received printed materials, in the proxy card to vote over the Internet or by telephone.
•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.
•At the meeting. If you attend the virtual special meeting, you may vote your shares online at the time of the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on July 16, 2024.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares at the time of the virtual special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and vote your shares online at the time of the meeting.
How Does the Board of Directors Recommend that I Vote on the Proposals?
Our board of directors recommends that you vote as follows:
    “FOR” the election of the nominees for director;
    “FOR” the approval of the Intensity Therapeutics, Inc. 2024 Employee Stock Purchase Plan (the “2024 ESPP”); and
    “FOR” the ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
    if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
    by re-voting by Internet or by telephone as instructed above;
    by notifying Joseph Talamo, the Company’s Chief Financial Officer, in writing before the annual meeting that you have revoked your proxy; or
    by attending the annual meeting and voting at the meeting. Attending the annual meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.
Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.
What if I Receive More Than One Internet Availability Notice or Proxy Card?
You may receive more than one Internet Availability Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 3 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. For each nominee, you may vote either FOR or AGAINST such nominee. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Adoption of 2024 ESPP	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the adoption of the 2024 ESPP. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper as our independent registered public accounting firm for 2024, our audit committee of our board of directors will reconsider its selection.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
This year, our Annual Meeting will be held in a virtual meeting format only. To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/INTS2024 shortly before the meeting time, and follow the instructions for downloading the Webcast. If you miss the annual meeting, you can view a replay of the Webcast at www.virtualshareholdermeeting.com/INTS2024 until July 17, 2025. You need not attend the annual meeting in order to vote.
Householding of Annual Disclosure Documents
Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Intensity stockholders live in your household. This practice, which has been approved by the SEC, is called “house holding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Internet Availability Notice or, if applicable, our proxy materials to you if you write or call Joseph Talamo at:
Intensity Therapeutics
1 Enterprise Drive, Suite 430
Shelton, CT 06484
(203) 221-7381

If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•following the instructions provided on your Internet Availability Notice or proxy card; or
•following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of May 31, 2024 for (a) the executive officers named in the Summary Compensation Table included elsewhere in this proxy statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of May 31, 2024 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 13,711,877 shares of common stock outstanding on May 31, 2024.

	Shares Beneficially Owned
Name and Address**	Number	Percent
5% Stockholders
Leonard Batterson (1)	2,476,213	18.0%
Craig J. Duchossois (2)	1,053,753	7.7%
Lawrence F. Levy (3)	745,872	5.4%
Named Executive Officers and Directors
Lewis H. Bender (4)	2,394,775	17.0%
Joseph Talamo	-	-
John Wesolowski (5)	69,754	*
Emer Leahy (6)	91,500	*
Mark A. Goldberg (7)	81,500	*
Daniel Donovan (8)	25,000	*
Thomas I. H. Dubin (9)	12,500	*
All directors and current executive officers as a group (7 persons)	2,675,029	18.6%
*Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
**Addresses are given for beneficial owners of more than 5% of the outstanding common stock only.
(1)Consists of (i) 2,023,227 shares of common stock held by VCapital Intensity LLC (“VCapital”), (ii) 427,986 shares of common stock held by BVC — Intensity LLC (“BVC”) and (iii) 25,000 shares of common stock issuable upon the exercise of warrants held by Leonard Batterson and exercisable within 60 days after May 31, 2024. Mr. Batterson may be deemed to beneficially own such shares. The principal business address of VCapital and BVC is 27 N Wacker Drive, Suite 467 Chicago, IL 60606. This information is based solely on information provided by the beneficial owner to the Company on May 22, 2024.
(2)Consists of (i) 860,602 shares of common stock held by Craig J. Duchossois Revocable Trust UAD 9/11/1989, (ii) 150,151 shares of common stock held by CJD RBD Family Support Trust, and (iii) 43,000 shares of common stock issuable upon the exercise of warrants held by Mr. Duchossois exercisable within 60 days after May 31, 2024. Does not include 9,000 shares of common stock underlying options held by Mr. Duchossois that are not exercisable within sixty days of May 31, 2024. Mr. Duchossois may be deemed to beneficially own such shares. The principal business address of Craig J. Duchossois is 444 W. Lake St, Suite 2000, Chicago, Illinois 60606. This information is based solely on information provided by the beneficial owner to the Company on May 22, 2024.
(3)Consists of (i) 387,500 shares of common stock held by LFP River West Investors, LLC — Series 21, (ii) 18,000 shares of common stock issuable upon the exercise of warrants held by LFP River West Investors, LLC — Series 38 exercisable within 60 days after May 31, 2024, (iii) 99,161 shares of common stock held by Levy Family Partners, LLC, (iv) 125,733 shares of common stock held by Levy Family Investors LLC, (v) 84,478 shares of common stock held by CLL LLC, and (vi) 31,000 shares of common stock issuable upon the exercise of warrants held by Mr. Levy exercisable within 60 days after May 31, 2024. Does not include 9,000 shares of common stock underlying warrants held by Mr. Levy that are not exercisable within sixty days of May 31, 2024. Mr. Levy may be deemed to beneficially own such shares. The registered address for all entities is 444 W Lake Street, Suite 1900, Chicago, IL 60606. This information is based solely on information provided by the beneficial owner to the Company on May 30, 2024.
(4)Includes 374,775 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of May 31, 2024. Does not include 423,604 shares of common stock underlying options that are not exercisable within sixty days of May 31, 2024. The principal business address of Mr. Bender is c/o Intensity Therapeutics, Inc., 1 Enterprise Drive, Suite 430, Shelton, CT 06484.
(5)Includes 64,063 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of May 31, 2024. Does not include 67,188 shares of common stock underlying options that are not exercisable within sixty days of May 31, 2024.
(6)Includes 91,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of May 31, 2024. Does not include 56,250 shares of common stock underlying options that are not exercisable within sixty days of May 31, 2024.
(7)Includes 81,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of May 31, 2024. Does not include 56,250 shares of common stock underlying options that are not exercisable within sixty days of May 31, 2024.
(8)Includes 25,000 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of May 31, 2024. Does not include 50,000 shares of common stock underlying options that are not exercisable within sixty days of May 31, 2024.
(9)Includes 12,500 shares of common stock issuable upon the exercise of options that are exercisable within sixty days of May 31, 2024. Does not include 37,500 shares of common stock underlying options that are not exercisable within sixty days of May 31, 2024.

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors
Our business is managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of five members, classified into three classes as follows: (1) Daniel Donovan and Thomas I. H. Dubin constitute a class with a term ending at the 2024 annual meeting; (2) Dr. Mark A. Goldberg constitutes a class with a term ending at the 2025 annual meeting; and (3) Dr. Emer Leahy and Lewis H. Bender constitute a class with a term ending at the 2026 annual meeting.
On May 20, 2024, our board of directors accepted the recommendation of the nominating and corporate governance committee (the “nominating committee”) and voted to nominate Daniel Donovan and Thomas I. H. Dubin for election at the annual meeting for a term of three years to serve until the 2027 annual meeting of stockholders, and until their respective successors have been elected and qualified.
Set forth below are the names of the persons nominated for election as directors and those directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years as of June 4, 2024. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Lewis H. Bender	65	President, Chief Executive Officer and Chairman of the Board of Directors
Emer Leahy	58	Director
Mark A. Goldberg	64	Director
Daniel Donovan	60	Director
Thomas I. H. Dubin	62	Director
Our board of directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our board of directors has determined that the following members of our board of directors are “independent directors” as defined by The Nasdaq Stock Market: Dr. Leahy, Dr. Goldberg, Mr. Donovan and Mr. Dubin.
Lewis H. Bender is our founder and has served as our President and Chief Executive Officer since April 2012. Prior to our founding, Mr. Bender was the Chief Executive Officer of publicly traded (AMEX & OTC) Interleukin Genetics, Inc. (“Interleukin Genetics”), a personalized medicine company, from 2008 until 2012. At Interleukin Genetics, Mr. Bender was successful in raising capital via a direct placement with institutional investors and partnered with the insurance industry for development of an IG product. Prior to joining Interleukin Genetics, Mr. Bender held numerous positions at Emisphere Technologies, Inc. (“Emisphere”), a drug delivery company specializing in the development of oral delivery of poorly absorbed molecules and at the time listed on Nasdaq. From 1993 to December 2007, Mr. Bender held numerous positions at Emisphere, including Interim President & Chief Executive Officer, Chief Technology Officer, Senior Vice President of Business Development, and Vice President of Manufacturing and Process Development. Mr. Bender has over 31 years of biotech and pharmaceutical executive management experience. He has led development teams taking products from discovery to Phase 3 for compounds using novel drug delivery techniques. Mr. Bender has both a BS and MS in Chemical Engineering from The Massachusetts Institute of Technology (MIT), an MBA from the University of Pennsylvania’s Wharton School, and an MA in International Studies also from the University of Pennsylvania. He is fluent in French and German. We believe that Mr. Bender’s immense experience in the biomedical and pharmaceutical industries, including at several publicly traded companies, qualifies him to serve on our board of directors.
Dr. Emer Leahy has served on our board of directors since June 2016. Dr. Leahy received her Ph.D. in Neuropharmacology from University College Dublin, Ireland and her MBA from Columbia University. She has been with PsychoGenics Inc., a preclinical CNS service company, since 1999 and is currently serving as its Chief Executive Officer and Director. Prior to her appointment as the Chief Executive Officer in 2020, she was the vice president of business development. Dr. Leahy is also the Chief Executive Officer of PGI Drug Discovery LLC, since its founding in 2011, a company engaged in psychiatric drug discovery with multiple partnered clinical programs including one in Phase III. Additionally, Dr. Leahy served as a Board member and a member of both the compensation committee and the audit committee of Bright Minds Biosciences Inc. (NASDAQ: DRUG), a biotech company, until April 2022, and she has served as a Board member, Chair of the Compensation committee and a member of the Audit and Governance committees of Pasithea Therapeutics, Inc. since 2021. Dr. Leahy has more than 30 years of experience in drug discovery, clinical development and business development for pharmaceutical and biotechnology companies, including extensive knowledge of technology assessment, licensing, mergers and acquisitions, and strategic planning. She is an Adjunct Associate Professor of Neuroscience position at Mount Sinai School of Medicine since 2017. Dr. Leahy served on the Emerging Companies Section Governing Board of the Biotechnology Industry Organization, the Business Review Board for the Alzheimer’s Drug Discovery Foundation, and the Scientific Advisory Board of the International Rett Syndrome Foundation. She is currently Chair of the Board of Trustees of BioNJ having served on the Board since 2020 She is a recent finalist in the NJ Chapter of the EY Entrepreneur of the Year. We believe that Dr. Leahy is qualified to serve on our Board due to her extensive pharmaceutical, biotechnology and business background.

Dr. Mark A. Goldberg has served as a member of our board of directors since May 2018. Since 2019, Dr. Goldberg has served as Chairman and Chief Executive Officer of Allucent, a global mid-sized clinical research organization. Dr. Goldberg has also served as the Executive Chairman of Thread, a decentralized research and electronic clinical outcome assessment provider, since 2019. Previously, Dr. Goldberg has served as President and COO of PAREXEL International, one of the world’s largest global biopharmaceutical service providers, with consolidated revenue of approximately $2.4 billion in 2017, over 18,000 employees, and 86 locations in 51 countries. He was responsible for overseeing all revenue generating business segments including Clinical Research Services, Calyx, and PAREXEL Consulting as well as sales, marketing, corporate quality, and information technology. Dr. Goldberg helped to pioneer PAREXEL’s strategic partnering approach with some of the world’s leading pharmaceutical companies and to build out the company’s global infrastructure, particularly in the Asia Pacific region, through both organic growth and acquisitions. Earlier in his PAREXEL career, he founded the company’s Medical Imaging business and helped establish its technology subsidiary, Perceptive Informatics (now PAREXEL Informatics). Dr. Goldberg holds a BS degree in computer science from MIT and an MD from the University of Massachusetts Medical School. He completed residency training in Radiology at Massachusetts General Hospital, where he also served as Chief Resident and a staff physician with academic appointments at Harvard Medical School. We believe that Dr. Goldberg’s medical background and public company board experience allows him to make valuable contributions to our board of directors.
Daniel J. Donovan has served as a member of our board of directors since January 2023. Mr. Donovan is an entrepreneur with extensive experience within the biotech industry. Since 2014, he has served as Chief Executive Officer of rareLife Solutions, Inc. (“rareLife”), a company creating the connections to engage, unify, and amplify the voices of patients, advocates, and caregivers to inform and accelerate the development and commercialization of emerging treatments especially in rare diseases. Mr. Donovan was a member of the board of directors and Chief Business Officer at Cancer Prevention Pharmaceuticals (“CPP”), a late-stage pharmaceutical development company with compounds targeted at several rare diseases. Prior to rareLife and CPP, Mr. Donovan established Envision Pharma in 2001 and served as president through April 2008. He was the visionary behind the creation and development of Datavision, the market leader in medical publications technology. Envision Pharma was acquired by the United BioSource Corporation (“UBC”) in April 2008, and Mr. Donovan took on the role of Senior Vice President Strategy and Market Development at UBC until June 2011. Mr. Donovan began his career at Pfizer, serving in a variety of positions of increasing responsibility, ranging from sales to market research and marketing in the domestic and international marketplace, culminating in his position as Director and European Team Leader. During his time at Pfizer, he played a pivotal role in the commercialization of some of the pharmaceutical industry’s most successful product launches. Mr. Donovan earned a Bachelor of Science degree in Finance at Lehigh University. We believe that Mr. Donovan’s background in cancer and rare disease, finance, drug development, patient advocacy and small company board experience allows him to make valuable contributions to our board of directors.
Mr. Thomas I. H. Dubin has served on our board of directors since May 2024. Mr. Dubin is a pharmaceutical executive and attorney. Over the past five years, he has served as an advisor and board member to various biopharma and other companies. From 2001 through 2013, Mr. Dubin was the Chief Legal Officer and member of the core executive team that grew Alexion Pharmaceuticals (“Alexion”) from development stage to membership in the S&P 500. At Alexion, Mr. Dubin led legal, government affairs, pricing and reimbursement, human resources, corporate communications, and other functions, and held commercial responsibility for the company’s Australasia region. Prior to Alexion, Mr. Dubin served as Vice President and General Counsel of ChiRex, Inc. and Assistant General Counsel of Warner-Lambert Company. Mr. Dubin began his career as a corporate attorney with Cravath, Swaine & Moore in New York City. Mr. Dubin currently serves as Executive Chair of Cellphire Therapeutics, board member of Notable Laboratories (Nasdaq: NTBL), board member of Norwalk Hospital, board member of Connecticut Innovations, member of the Yale School of Public Health

Leadership Council, and advisory board member of Mythic Pharmaceuticals. Mr. Dubin was a board member of BioBlast Pharmaceuticals (Nasdaq: ORPN) from 2015 to 2018, and a trustee of American Jewish World Service from 2014 to 2021. Mr. Dubin received his J.D. from New York University School of Law, his M.P.H. from Yale University School of Public Health and his B.A. from Amherst College, cum laude. We believe that Mr. Dubin’s extensive legal and business skills and experience in the biotechnology industry allow him to make valuable contributions to our board of directors.
The Board Diversity Matrix, below, provides the diversity statistics for our board of directors.

Board Diversity Matrix (As of June 4, 2024)
Total Number of Directors
	Female	Male
Gender:
Directors	1	4
Number of Directors Who Identify in Any of the Categories Below:
White	1	4
Committees of our Board of Directors and Meetings
Meeting Attendance. During the fiscal year ended December 31, 2023 there were four meetings of our board of directors, and the various committees of our board of directors met a total of four times. No director attended fewer than 75% of the total number of meetings of our board of directors and of committees of our board of directors on which he or she served during fiscal 2023. Our board of directors has adopted a policy under which each member of our board of directors is strongly encouraged and makes every effort to but is not required to attend each annual meeting of our stockholders. We did not hold an annual meeting of stockholders in 2023.
Audit Committee. Our audit committee met four times during the fiscal year ended December 31, 2023. This committee currently has three members, Dr. Emer Leahy (Chairperson), Dr. Mark A. Goldberg and Mr. Thomas I. H. Dubin. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the audit committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the audit committee satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our board of directors has determined that Dr. Leahy is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the audit committee set forth elsewhere in this proxy statement.
A copy of the audit committee’s written charter is publicly available on our website at ir.intensitytherapeutics.com/corporate-governance/governance-documents.
Compensation Committee. Our compensation committee did not meet during the fiscal year ended December 31, 2023. This committee currently has three members, Mr. Daniel Donovan (Chairperson), Dr. Emer Leahy and Dr. Mark A. Goldberg. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of our board of directors are carried out and that such policies, practices and procedures contribute to our success. Our compensation committee also administers our 2021 Stock Incentive Plan (the “2021 Plan”). The compensation committee is responsible for the determination of the compensation of our chief executive officer, and will conduct its decision making process with respect to that issue without the chief executive officer present. All members of the compensation committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.
Our compensation committee has adopted the following processes and procedures for the consideration and determination of executive and director compensation. Generally, our Compensation Committee evaluates and approves our compensation practices and determines compensation levels. The compensation committee evaluates the Chief Executive Officer’s performance in light of relevant corporate goals and objectives, and approves, or recommends to the board of directors for approval, the Chief Executive Officer’s compensation. For executives other than the Chief Executive Officer, our compensation committee reviews and approves, or recommends to the board of directors for approval, the compensation of such executive officers. Additionally, our Compensation Committee reviews and recommend to the board of directors for approval, the compensation of our directors, including with respect to any equity-based plans. The enumerated processes and procedures of our compensation committee are included in our compensation committee’s written charter.
A copy of the compensation committee’s written charter is publicly available on our website at ir.intensitytherapeutics.com/corporate-governance/governance-documents.
Nominating and Corporate Governance Committee. Our nominating committee did not meet during the fiscal year ended December 31, 2023 and has two members, Dr. Mark A. Goldberg (Chairperson) and Mr. Daniel Donovan. Our board of directors has determined that all members of the nominating committee qualify as independent under the definition promulgated by The Nasdaq Stock Market. The nominating committee’s responsibilities are set forth in the nominating committee’s written charter and include:
•evaluating and making recommendations to the full Board as to the composition, organization and governance of our board of directors and its committees,
•evaluating and making recommendations as to director candidates,
•evaluating current board’s performance,
•overseeing the process for CEO and other executive officer succession planning, and
•developing and recommending governance guidelines for the Company.
Generally, our nominating committee considers candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. Once identified, the nominating committee will evaluate a candidate’s qualifications and make recommendations to the board of directors regarding the selection and approval of such candidate. Threshold criteria include: personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of our industry, possible conflicts of interest, the extent to which the candidate would fill a present need on our board of directors, and concern for the long-term interests of our stockholders. Our nominating committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating committee will consider issues of diversity among its members in identifying and considering nominees for director, and strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on our board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. Any such recommendation should be made in writing to the nominating committee, care of our Corporate Secretary at our principal office and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in the Company’s securities; and
•a statement whether or not either such stockholder or beneficial owner intends solicit proxies in support of the proposed nominee.
The recommendation must also be accompanied by the following information concerning the proposed nominee:
•certain biographical information concerning the proposed nominee;
•all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•a description of any material interest in any material contract or arrangement between the nominating stockholder and the proposed nominee;

•a completed questionnaire with respect to the backgrounds, qualifications, stock ownership and independence of the proposed nominee; and
•certain written representations with respect to the proposed nominee.
A copy of the nominating committee’s written charter, including its appendices, is publicly available on our website at ir.intensitytherapeutics.com/corporate-governance/governance-documents.
Board Leadership Structure and Role in Risk Oversight
The positions of chairman of the board and chief executive officer of the Company have historically been combined, and Mr. Bender currently holds both positions. We believe this board leadership structure is appropriate because of the efficiencies achieved in having the role of chief executive officer and chairman combined, and because the detailed knowledge of our day-to-day operations and business that the chief executive officer possesses greatly enhances the decision-making processes of the board of directors as a whole. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Furthermore, consistent with Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without Mr. Bender in attendance. We do not have a lead independent director.
Our board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.
Stockholder Communications to our Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations team at 205-566-3026. However, any stockholders who wish to address questions regarding our business directly with our board of directors, or any individual director, should direct his or her questions in writing to the Chairman of our board of directors at 1 Enterprise Drive, Suite 430, Shelton, CT 06484-4779. Communications will be distributed to our board of directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of our board of directors may be excluded, such as:
•junk mail and mass mailings;
•resumes and other forms of job inquiries;
•surveys; and
•solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, in which case it will be made available to any outside director upon request.
Executive Officers
The following table sets forth certain information as of June 4, 2024 regarding our executive officers who are not also directors. All of our executive officers are at-will employees.

Name	Age	Position
Joseph Talamo	55	Chief Financial Officer
John Wesolowski	65	Principal Accounting Officer and Controller
Joseph Talamo has served as our Chief Financial Officer since December 2023. Prior to joining the Company, from August 2020 until November 2023, Mr. Talamo served as Senior Vice President and Chief Financial Officer of HiberCell, Inc., a clinical-stage biotechnology company developing therapeutics to address cancer relapse and metastasis. From June 2011 until July 2020, Mr. Talamo was employed by Lisata Therapeutics, Inc. (formerly known as Caladrius

Biosciences, Inc.) where he served in various roles, including Corporate Controller and Chief Accounting Officer, and then later as the Company’s Senior Vice President and Chief Financial Officer. Mr. Talamo received a B.B.A. in Accounting from Hofstra University and an M.B.A. in Finance from Hofstra University. Mr. Talamo is a Certified Public Accountant in the State of New York.
John Wesolowski has served as our Principal Accounting Officer and Controller since March 2017. In addition, Mr. Wesolowski served as our Interim Chief Financial Officer from June 2023 until December 2023. Prior to joining the Company, from 1998 to 2016 Mr. Wesolowski was Director of Costing in the Yale University Controller’s office. In that role, Mr. Wesolowski conducted financial reporting, property tax management, was responsible for calculations of overhead and benefit rates, and was involved in numerous special projects related to accounting process and controls. Also, at Yale, he was involved in financial reporting and the accounting matters related to clinical trials and other organized research. Prior to joining Yale, Mr. Wesolowski was the Vice President and Controller for Automatic Fastener Corporation in Branford, CT from 1988 to 1998. In this role, Mr. Wesolowski oversaw all accounting, purchasing and human resource functions. Mr. Wesolowski also has five years of experience in public accounting and auditing from working at KMG Main Hurdman, now KPMG. Mr. Wesolowski received a Bachelor of Science in Finance from The Pennsylvania State University (Penn State at University Park) and an MBA from the University of Connecticut in Management Science. He is a Certified Public Account since 1983.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Summary Compensation Table
The following table shows the total compensation paid or accrued to our named executive officers during the last two fiscal years ended December 31, 2023 and 2022. Our named executive officers consist of (1) our Chief Executive Officer and (2) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2023 (collectively, our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards(1) ($)	All Other Compensation(2) ($)		Total ($)

Lewis H. Bender	2023	553,173	(3)	392,250	(4)	—	290,317	(5)	1,235,740
President and Chief Executive Officer	2022	492,827	(3)	—		439,415	62,329	(6)	994,571
Joseph Talamo(7)	2023	14,231		—		442,140	—		456,371
Chief Financial Officer	2022	—		—		—	—		—
John Wesolowski	2023	186,154		67,015		254,920	19,202	(8)	527,291
Principal Accounting Officer and Controller	2022	165,000		—		81,207	4,950	(9)	251,157
(1)In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2023 and 2022 computed in accordance with Financial Accounting Standard Board ASC Topic 718 for stock-based compensation transactions, or ASC 718. These amounts do not reflect the actual economic value that will be realized by the Named Executive Officer upon the vesting of stock options, the exercise of stock options or the sale of shares of our common stock. For a discussion of the assumptions used to value option awards, see the Notes to Financial Statements included in Part II, Item 8 of our Annual Report on Form 10-K filed on March 14, 2024.
(2)Information includes perquisite and personal benefit received by each Named Executive Officer.
(3)The amounts reported reflect the deferral of $30,173 of Mr. Bender’s 2022 salary, which was ultimately paid in 2023.
(4)Of this amount, which represents the target bonus paid pursuant to Mr. Bender’s employment agreement, Mr. Bender received $261,500 in cash and the remainder in options to purchase 33,574 shares of common stock at an exercise price of $5.19, which options vested in full when granted on March 6, 2024.
(5)The amounts reported represent $239,383 of accrued vacation payout in cash, $41,034 of Company-paid portion of health and dental insurance and $9,900 in matching 401(k) contributions.
(6)The amounts reported represent $53,179 of company-paid portion of health and dental insurance and $9,150 in matching 401(k) contributions.
(7)Mr. Talamo was appointed as Chief Financial Officer effective December 11, 2023.
(8)The amounts reported represent $13,406 of accrued vacation payout in cash and $5,796 in matching 401(k) contributions.
(9)Consists entirely of matching 401(k) contributions.

Narrative Disclosure to Summary Compensation Table
Annual Base Salary
Our Named Executive Officers each receive a base salary to compensate them for services rendered to the Company. The base salary is intended to provide a fixed component of compensation reflecting each executive’s skill set, experience, role and responsibilities. Our board of directors or our compensation committee annually reviews the base salaries of our Named Executive Officers, typically in connection with our annual performance review process, and from time to time makes adjustments to base salaries to align with market levels and account for individual responsibilities, performance, and experience. The table below reflects the base salaries in effect for the years ended December 31, 2023 and 2022.

Executive	2023 Base Salary		2022 Base Salary
Lewis H. Bender	523,000		523,000
Joseph Talamo	370,000	(1)	—
John Wesolowski	215,000	(2)	165,000

(1)Mr. Talamo was appointed as Chief Financial Officer effective December 11, 2023.
(2)Mr. Wesolowski’s base salary was increased from $165,000 to $215,000 effective July 22, 2023.

Employment Agreements with our Named Executive Officers
Employment Agreement with Lew Bender
On November 24, 2021, we entered into an Amended and Restated Employment Agreement with Mr. Bender (the “Bender Agreement”). Pursuant to the Bender Agreement, Mr. Bender is entitled to receive a base salary, which is subject to annual review and adjustment by our compensation committee. Mr. Bender’s base salary was $523,000 for the fiscal year ended December 31, 2023 and was increased to $549,150 on March 4, 2024. Mr. Bender’s base salary may not be decreased without his consent. Further, Mr. Bender is eligible to receive an annual lump sum cash bonus not to exceed 75% of his current base salary, to be determined based on the achievement of performance targets, as determined annually by our compensation committee. Mr. Bender is also eligible to receive equity grants pursuant to the 2021 Plan, at the discretion of and with terms and conditions to be set by our compensation committee.
Under the Bender Agreement, Mr. Bender may terminate his employment at any time and for any reason with 90 days’ prior notice. If Mr. Bender’s employment is terminated for Cause or resigns for Good Reason (each term as defined below), he shall be entitled to receive accrued base salary, benefits and vacation time in addition to any unreimbursed expenses (the “Accrued Amounts”).
If Mr. Bender is terminated without Cause or resigns for Good Reason, he shall be entitled to receive (i) subject to his execution and non-revocation of a release, (a) severance payments totaling an amount double Mr. Bender’s base salary and target bonus at the time of his termination or resignation, to be paid in bi-weekly installments over the course of two years following such termination or resignation and (b) a lump sum payment to be made no later than March 15 of the calendar year following the year of termination or resignation in an amount equal to Mr. Bender’s target bonus for the year of termination or registration, prorated by the number of days he was employed by the Company during such year (collectively, the “Severance Pay”), and (ii) (a) the Accrued Amounts and (b) if his termination or resignation occurs between January 1 and March 15, the amount of any unpaid annual bonus from the prior calendar year (the “Accrued Bonus”). However, if Mr. Bender is terminated without Cause or resigns for Good Reason within six months following a Change of Control (as defined below), he shall be entitled to receive the Accrued Amounts and the Accrued Bonus, but in lieu of Severance Pay he shall be entitled to receive (i) a lump sum severance payment, payable at the time of termination or resignation, in an amount equal to two and one-half times the sum of his base salary target annual bonus, each as in effect at the time of such termination or resignation, plus (ii) a payment equal to his target annual bonus in effect at the time of termination or resignation, prorated by the number of days he was employed by the Company during such year. If Mr. Bender’s employment is terminated due to death or a certain period of disability, he or his estate shall be entitled to receive (i) the Accrued Amounts, (ii) a payment equal to his target bonus in effect during the year of termination, prorated by the number of days he was employed by the Company during such year, and (iii) if his termination occurs between January 1 and March 15, the amount of any unpaid annual bonus from the prior calendar year.

Pursuant to the Bender Agreement, Mr. Bender is subject to a non-competition provision for the duration of his employment and for a two-year period following such employment. This provision prohibits Mr. Bender from (i) becoming employed by or rendering services to a competitor, (ii) engaging in any competitive business for his own account, (iii) becoming associated with or interested in a competitor by retaining or employing such competitor in certain capacities and (iv) taking any efforts to entice away from the Company any of its customers, employees, consultants, service providers, strategic partners or suppliers. The Bender Agreement also includes customary confidentiality provisions as well as provisions relating to assignment of inventions.
The definitions below are applicable to the Bender Agreement:
Termination for “Cause” is termination by the Company occasioned by (i) the failure by Mr. Bender to cure a breach of a material duty imposed on him under the Bender Agreement or any other written agreement between Executive and the Company, or any policy of the Company, within 10 business days after written notice thereof by the Company, if curable in the reasonable discretion of the board of the directors, (ii) acts by Mr. Bender of fraud, embezzlement, theft, willful misconduct, gross negligence, or other material dishonesty directed against the Company, (iii) the failure or refusal by Mr. Bender to perform any material duties under the Bender Agreement or to follow any lawful and reasonable direction of the Company, which, if curable in the reasonable discretion of the board of directors, has not been cured within 10 business days after written notice thereof by the Company, and (iv) Mr. Bender’s having been formally charged with the commission of a felony (other than a traffic offense) or a crime involving moral turpitude.
Resignation for “Good Reason” is resignation by Mr. Bender due to (i) a material reduction in Mr. Bender’s duties, authority or responsibilities, (ii) relocation of Mr. Bender’s place of employment without his consent to a location more than fifty miles from the Company’s current executive offices or (iii) any material breach by the Company of the Bender Agreement; provided that Mr. Bender cannot terminate employment for Good Reason unless he has provided written notice to the Company of the existence of the circumstances providing grounds for resignation for Good Reason within 90 days of the initial existence of such grounds and the Company has had at least 30 days from the date of such notice to cure such circumstances and fails to do so.
Employment Agreement with Joseph Talamo
On December 11, 2023, we entered into an employment agreement with Joseph Talamo (the “Talamo Agreement”), pursuant to which he serves as Chief Financial Officer of the Company on an at-will basis. Pursuant to the Talamo Agreement, Mr. Talamo is entitled to receive a base salary of $370,000, which is subject to review and adjustment from time to time. Mr. Talamo is also eligible to receive equity grants pursuant to the 2021 Plan, at the discretion of and with terms and conditions to be set by our compensation committee.
Pursuant to the Talamo Agreement, if Mr. Talamo is terminated without Cause or resigns for Good Reason (each term as defined below), he shall be entitled, subject to execution of a release, to receive a lump sum severance payment equal to one month of base salary per year of employment up to a maximum of six months. If he is terminated for Cause, he will not receive any severance. If there is a Change in Control (as defined below) of the Company and Mr. Talamo is terminated without Cause or resigns for Good Reason within six months following such Change in Control, then Mr. Talamo shall be entitled, subject to execution of a release, to receive a lump sum severance payment equal to (i) four months of base month salary if such termination or resignation occurs following one year of employment, (ii) five months of base month salary if such termination or resignation occurs following two years of employment, or (iii) six months of base month salary if such termination or resignation occurs following three or more years of employment.
The definitions below are applicable to the Talamo Agreement:
Termination for “Cause” is termination by the Company occasioned by actions of Mr. Talamo that are against Company policy, that are illegal or that may lead to serious repercussions for the Company, our employees or our corporate partners. Termination for “Cause” may be necessitated by a serious violation of our code of conduct, inappropriate disclosure of confidential information or trade secrets, or continuous poor performance as determined by our board of directors. “Cause” may also include dereliction of duties, poor relationships with other employees, sexual harassment, or treatment of external parties or partner companies that results in negative outcomes for the Company.
Resignation for “Good Reason” is resignation by Mr. Talamo due to a significant reduction in his responsibilities or authority as an executive, a decrease in his material benefits or compensation not due to financial distress of the Company, or relocation of Company’s current corporate offices to more than 50 miles further away from his current home. Once grounds for resignation for Good Reason arise, Mr. Talamo shall have 60 days to report such grounds and shall provide the Company with 30 days written notice of his resignation for Good Reason.
A “Change in Control” occurs if (i) one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the Company’s stock, provided that a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock; (ii) one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 50% or more of the total voting power of the Company’s stock; or (iii) a majority of the members of our board of directors are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the board of directors before the date of appointment or election.
The Talamo Agreement includes customary confidentiality provisions as well as provisions relating to assignment of inventions. The Talamo Agreement also includes a non-competition provision that applies for the duration of his employment and for a one-year period following such employment.
Employment Agreement with John Wesolowski

On June 20, 2023, we entered into an employment agreement with John Wesolowski (the “Wesolowski Agreement”), pursuant to which he serves as Principal Accounting Officer and Controller of the Company on an at-will basis. Pursuant to the Wesolowski Agreement, Mr. Wesolowski is entitled to receive a base salary which is subject to review and adjustment from time to time. Mr. Wesolowski’s initial base salary pursuant to the Wesolowski Agreement was $165,000, and it was increased to $215,000 on July 22, 2023 and to $260,000 on March 4, 2024. Mr. Wesolowski is also eligible to receive equity grants pursuant to the 2021 Plan, at the discretion of and with terms and conditions to be set by our compensation committee.
The Wesolowski Agreement includes customary confidentiality provisions as well as provisions relating to assignment of inventions. The Wesolowski Agreement also includes a non-competition provision that applies for the duration of his employment and for a one-year period following such employment.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of December 31, 2023.

Option Awards

Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date
Lewis H. Bender	75,000	–	9.00	8/6/2029
	56,250	18,750 (1)	11.50	7/31/2030
	56,250	18,750 (2)	11.50	8/13/2031
	37,500	37,500 (3)	9.00	12/13/2032

Joseph Talamo	–	80,000 (4)	6.88	12/11/2033

John Wesolowski	15,000	–	4.00	3/27/2027
	7,500	–	8.00	2/6/2028
	2,500	–	9.00	7/11/2029
	4,688	1,563 (5)	11.50	7/31/2030
	3,000	3,000 (6)	11.50	8/13/2031
	3,250	3,250 (7)	11.50	9/5/2031
	3,125	9,375 (8)	9.00	12/13/2032
	12,500	37,500 (9)	6.43	7/19/2033
(1)Consists of options granted to Mr. Bender by our compensation committee on July 31, 2020, vesting in four equal annual installments beginning on the first anniversary of the date of grant.
(2)Consists of options granted to Mr. Bender by our compensation committee on August 13, 2021, vesting in four equal annual installments beginning on the grant date.
(3)Consists of options granted to Mr. Bender by our compensation committee on December 13, 2022, vesting in four equal annual installments beginning on the grant date.
(4)Consists of options granted to Mr. Talamo by our compensation committee on December 11, 2023, vesting in four equal annual installments beginning on the first anniversary of the date of grant.
(5)Consists of options granted to Mr. Wesolowski by our compensation committee on July 31, 2020, vesting in four equal annual installments beginning on the first anniversary of the date of grant.
(6)Consists of options granted to Mr. Wesolowski by our compensation committee on August 13, 2021, vesting in four equal annual installments beginning on the first anniversary of the date of grant.
(7)Consists of options granted to Mr. Wesolowski by our compensation committee on September 5, 2021, vesting in four equal annual installments beginning on the first anniversary of the date of grant.
(8)Consists of options granted to Mr. Wesolowski by our compensation committee on December 13, 2022, vesting in four equal annual installments beginning on the first anniversary of the date of grant.
(9)Consists of options granted to Mr. Wesolowski by our compensation committee on July 19, 2023, vesting in four equal annual installments beginning on the grant date.

Potential Payments upon Termination or Change-in-Control
Employment Agreements
For a description of payments that would be made to our Named Executive Officers in the event of their termination or a change in control of the Company, see the discussion under “Employment Agreements with our Named Executive Officers” above.
Equity Incentive Plans
We maintain two equity incentive plans: the 2013 Stock Option Plan (the “2013 Plan”) and the 2021 Plan. The 2021 Plan serves as the successor to the 2013 Plan and provides for the issuance of incentive stock options, stock grants and stock-based awards to employees, directors, and consultants of the Company. No further awards will be issued under the 2013 Plan.
Potential Payments upon Termination
Pursuant to our 2013 Plan, if a participant’s employment is terminated for any reason other than death or disability, all outstanding incentive stock options (“ISOs”) shall terminate on the earlier of (i) 90 days after termination and (ii) their specified expiration dates. If a participant’s employment is terminated due to death or disability, all outstanding ISOs shall terminate on the earlier of (i) one year following termination and (ii) their specified expiration dates. If a participant’s employment is terminated for any reason at all, the compensation committee shall determine the extent to which such participant may exercise any non-qualified options granted under the 2013 Plan; if not otherwise specified in the applicable award agreement, any such non-qualified options must be exercised no later than 30 days following termination.
Pursuant to our 2021 Plan, a participant’s employment is terminated for any reason other than Cause (as defined below), death, disability or retirement, the participant’s unvested awards shall immediately terminate, and the participant’s vested awards must be exercised by the earlier of (i) three months following the date of termination and (ii) the expiration date of the award. If a participant’s employment is terminated for Cause, the participant’s vested and unvested awards shall terminate on the date of termination. If a participant’s employment is terminated due to death or disability, or if the participant dies within the three month period following termination, the participant’s vested awards may be exercised by the participant or the participant’s estate until the earlier of (i) one year following the date of death or disability and (ii) the expiration date of the award. If a participant’s employment is terminated due to retirement, the participant’s vested awards may be exercised by the earlier of (i) three months following the date of retirement and (ii) the expiration date of the award. All such post-termination exercise periods are subject to adjustment by our compensation committee, although the compensation committee may not permit a participant to exercise an award once it has expired in accordance with the terms of the respective award agreement.
“Cause” is defined in the 2021 Plan as (i) any theft, fraud, embezzlement, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, falsification of any documents or records of the Company or any of its affiliates, felony or similar act by the participant (whether or not related to the participant’s relationship with the Company); (ii) an act of moral turpitude by the participant, or any act that causes significant injury to, or is otherwise adversely affecting, the reputation, business, assets, operations or business relationship of the Company (or a subsidiary or other affiliate thereof, when applicable); (iii) any breach by the participant of any material agreement with or of any material duty of the participant to the Company or any subsidiary or other affiliate thereof (including breach of confidentiality, non-disclosure, non-use non-competition or non-solicitation covenants towards the Company or any of its affiliates) or failure to abide by code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iv) any act which constitutes a breach of a participant’s fiduciary duty towards the Company or a subsidiary or other affiliate thereof, including disclosure of confidential or proprietary information thereof or acceptance or solicitation to receive unauthorized or undisclosed benefits, irrespective of their nature, or funds, or promises to receive either, from individuals, consultants or corporate entities with whom the Company or a subsidiary or other affiliate thereof does business with; or (v) the participant’s unauthorized use, misappropriation, destruction, or diversion of any tangible or intangible asset or corporate opportunity of the Company or any of its affiliates (including, without limitation, the improper use or disclosure of confidential or proprietary information).

Potential Payments upon Change in Control
Pursuant to our 2013 Plan, in the event of a Change in Control (as defined below) of the Company, the compensation committee may, in its sole discretion, (i) accelerate the exercisability or vesting, prior to the effective date of such Change in Control, of any outstanding options (and/or terminate the restrictions applicable to any shares of restricted stock), (ii) upon written notice, provide that any outstanding and exercisable options must be exercised within a specified number of days or else be terminated, (iii) cause any surviving or acquiring entity to grant replacement awards having such terms and conditions as the compensation committee determines to be appropriate, (iv) terminate any outstanding options and make such payments, if any, therefor as the compensation committee determines to be appropriate, (v) repurchase any shares of restricted stock for such amounts, if any, as the board of directors determines to be appropriate, or (vi) take any combination (or none) of the foregoing actions.
“Change in Control” is defined in the 2013 Plan as a single transaction or series of related transactions, other than an initial public offering, pursuant to which a person or persons, other than existing stockholders of the Company (i) acquires capital stock of the Company possessing the voting power to elect a majority of the board of directors, (ii) consummates a merger, amalgamation or consolidation with the Company as a result of which the stockholders of the Company who own common stock or other voting securities prior to such transaction(s) shall own, directly or indirectly, less than 50% of the voting securities of the surviving entity, or (iii) acquire all or substantially all of the assets of the Company.
Pursuant to our 2021 Plan, in the event of a Merger/Sale (as defined below), all of a participant’s unexercised awards, whether vested or not, shall immediately vest and become exercisable; provided that the compensation committee may instead opt to cancel all unexercised awards, whether vested or not, effective upon or immediately prior to the closing of the Merger/Sale, in which case the participant may be entitled to receive an assumed or substituted award or payment in lieu of the award or the exercise of the award, subject in certain instances to the participant’s execution of agreements or instruments requested by the Company or any acquirer or successor company.
“Merger/Sale” is defined in our 2021 as (i) a sale of all or substantially all of the assets of the Company, or a sale (including an exchange) of all or substantially all of the stock of the Company, to any person, or a purchase by a stockholder of the Company or by an affiliate of such stockholder, of all the stock of the Company held by all or substantially all other stockholders or by other stockholders who are not an affiliate of such acquiring party; (ii) a merger (including, a reverse merger and a reverse triangular merger), consolidation, amalgamation or like transaction of the Company with or into another corporation; (iii) completion of a scheme or arrangement for the purpose of effecting such sale, merger, consolidation, amalgamation or other transaction; (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, or (v) such other transaction or set of circumstances that is determined by the board of directors, in its discretion, to be a transaction subject to the Merger/Sale provision of the 2021 Plan, excluding any of the above transactions in clauses (i) through (v) if the board of directors determines that such transaction either should not be subject to the Merger/Sale provision of the 2021 Plan or does not qualify as a “change in ownership or control” or a qualifying dissolution for purposes of Code Section 409A of the United States Internal Revenue Code of 1986.
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2023 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our board of directors. We did not make equity awards or pay any non-cash compensation to any non-employee members of our board of directors in 2023.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Dr. Emer Leahy	31,750	31,750
Dr. Mark A. Goldberg	26,750	26,750
Mr. Daniel Donovan	28,750	28,750

We reimburse non-employee members of our board of directors for reasonable travel and out-of-pocket expenses incurred in attending meetings of our board of directors and committees of our board of directors. All fees under the director compensation policy are paid on a quarterly basis in arrears and no meeting fees are paid.
Non-Employee Director Compensation Policy
Our board of directors has adopted a non-employee director compensation policy that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy, each director who is not an employee will be paid cash compensation as set forth below:

ANNUAL RETAINER
Board of Directors:
All non-employee members	$40,000
Audit Committee:
Chair	$20,000
Members	$10,000
Compensation Committee:
Chair	$15,000
Members	$7,000
Nominating and Corporate Governance Committee:
Chair	$10,000
Members	$5,000

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2023.

Plan Category	Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options (1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (2)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	1,239,750	$8.00	2,837,700
Equity compensation plans not approved by stockholders	–	–	–
Total	1,239,750	$8.00	2,837,700
(1)The amounts shown in this column include securities under both the 2013 Plan and 2021 Plan.
(2)Consists entirely of securities under the 2021 Plan. The 2021 Plan contains an “evergreen” provision, pursuant to which the maximum number of shares issuable under the 2021 Plan shall be increased on the first calendar day of every year by a number equal to the lesser of (i) 3.5% of the number of shares of our common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as determined by the board of directors.

REPORT OF AUDIT COMMITTEE
The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:
The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board of directors, which is available on our website at ir.intensitytherapeutics.com/corporate-governance/governance-documents. This committee reviews and reassesses its charter annually and recommends any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of EisnerAmper, our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2023, the audit committee took the following actions:
•Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and EisnerAmper;
•Discussed with EisnerAmper the matters required to be discussed in accordance with Auditing Standard No. 1301 – Communications with Audit Committees; and
•Received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding EisnerAmper’s communications with the audit committee and the audit committee further discussed with EisnerAmper their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.
Based on the audit committee’s review of the audited financial statements and discussions with management and EisnerAmper, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Members of the Intensity Therapeutics, Inc. Audit Committee

Dr. Emer Leahy
Dr. Mark A. Goldberg

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
In addition to the director and executive officer compensation arrangements discussed above in “Executive Officer and Director Compensation,” since January 1, 2022, we have engaged in the following transactions in which the amount involved exceeded $95,260 (representing 1% of the average of our total assets as of December 31, 2023 and 2022) and in which any director, executive officer or holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Convertible Note with Principal Stockholder
On September 20, 2021, we entered into a convertible debt agreement (as amended on November 29, 2022 and February 8, 2023, the “2021 Convertible Note”) with Leonard Batterson for aggregate principal of $2,000,000. In accordance with its terms, the 2021 Convertible Note was automatically converted into 648,109 shares of common stock upon the Company’s initial public offering on June 29, 2023 (the “IPO”).
On November 29, 2022, we entered into a convertible debt agreement (as amended on February 8, 2023, the “2022 Convertible Note”) with Leonard Batterson for $1,500,000. In accordance with its terms, the 2022 Convertible Note was automatically converted into 453,463 shares of common stock upon the IPO.
On March 30, 2023, we entered into a convertible debt agreement (the “2023 Convertible Note”) with Leonard Batterson for $155,000. In accordance with its terms, the 2023 Convertible Note was automatically converted into 45,389 shares of common stock upon the IPO.
Leonard Batterson is one of our principal stockholders.
Agreement with rareLife solutions
On April 15, 2024, we entered into an agreement with rareLife solutions, Inc. (“rareLife”) with respect to services relating to an INT230-6 publications program for aggregate consideration of $132,400, of which no payments have been paid to date. Daniel Donovan, a member of our board of directors, is the Chief Executive Officer of rareLife.
Indemnification Agreements
We entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The indemnification agreements also provide for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to been titled to indemnification by us. The indemnification agreement set forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that apply to any dispute between us and an indemnitee arising under the Indemnification Agreements.
Policies and Procedures for Related Party Transactions
We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firms, corporations or other entities in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, which we refer to collectively as “related parties,” are not permitted to enter into a transaction with us without the prior consent of our board of directors acting through the audit committee or, in certain circumstances, the chairman of the audit committee. Any request for us to enter into a transaction with a related party, in which the amount involved exceeds $100,000 and such related party would have a direct or indirect interest must first be presented to our audit committee, or in certain circumstances the chairman of our audit committee, for review, consideration and approval. In approving or rejecting any such proposal, our audit committee, or the chairman of our audit committee, is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the benefits to us, the availability of other sources of comparable products or services and the extent of the related party’s interest in the transaction.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
On May 20, 2024, our board of directors nominated Mr. Daniel Donovan and Mr. Thomas I. H. Dubin for election at the annual meeting. The board of directors currently consists of five members, classified into three classes as follows: Mr. Daniel Donovan and Mr. Thomas I. H. Dubin constitute a class with a term ending at the 2024 annual meeting of stockholders; Dr. Mark A. Goldberg constitutes a class with a term ending at the 2025 annual meeting of stockholders; and Dr. Emer Leahy and Lewis H. Bender constitute a class with a term ending at the 2026 annual meeting of stockholders. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.
The board of directors has voted to nominate Daniel Donovan and Mr. Thomas I. H. Dubin as Class I directors for election at the annual meeting for a term of three years to serve until the 2027 annual meeting of stockholders, and until their respective successors are elected and qualified. The Class II director (Dr. Mark A. Goldberg) and the Class III directors (Dr. Emer Leahy and Lewis H. Bender) will serve until the annual meetings of stockholders to be held in 2025 and 2026, respectively, and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Daniel Donovan and Mr. Thomas I. H. Dubin as directors. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in such nominee’s place. We have no reason to believe that either nominee will be unable or unwilling to serve as a director.
A plurality of the shares voted “FOR” each nominee at the annual meeting is required to elect each nominee as a director.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DANIEL DONOVAN AND THOMAS I. H. DUBIN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2
APPROVAL OF THE INTENSITY THERAPEUTICS, INC 2024 EMPLOYEE STOCK PURCHASE PLAN
(Notice Item 2)

General

On May 21, 2024, our board of directors adopted the Intensity Therapeutics, Inc. 2024 Employee Stock Purchase Plan (the “ESPP”) and approved the issuance of up to 500,000 shares of common stock under the ESPP, subject to approval of our stockholders at the annual meeting. The ESPP provides eligible employees with the opportunity to purchase shares of our common stock at a discount, on a tax-favored basis, through regular payroll deductions in compliance with Section 423 of the Code. Our board of directors believes it is in the best interest of the Company and its stockholders that the ESPP be approved.
The ESPP allows all full-time and certain part-time employees to purchase shares of our common stock at a discount to fair market value. The ESPP is expected to be an important component of the benefits package that the Company offers to its employees. We believe that the ESPP will aid the Company in retaining existing employees, recruiting and retaining new employees and aligning and increasing the interest of all employees in the success of the Company.
The following is a brief summary of the ESPP. This summary is qualified in its entirety by reference to the text of the ESPP, a copy of which is attached as Appendix A to this proxy statement.
Summary of the ESPP

Administration. The ESPP will be administered under the direction of our board of directors or a committee thereof if such authority is so delegated (the “Administrator”). The Administrator has authority to interpret the ESPP and to make all other determinations necessary or advisable in administering it.
Eligibility. All full-time employees and certain part-time employees who have been continuously employed for at least three months prior to an offering date will be eligible to participate in the ESPP. For part-time employees to be eligible, they must have customary employment of more than five months in any calendar year and more than 20 hours per week. However, no employee shall be eligible to participate to the extent that, immediately after the grant, (i) that employee would own stock and/or options or securities to purchase stock possessing 5% or more of the combined voting power or the value of all classes of stock of the Company, or (ii) his or her rights to purchase stock under all employee stock purchase plans of the Company accrues at a rate that exceeds $25,000 for each calendar year in which such rights are outstanding and exercisable. Approximately 7 employees will be eligible to participate in the ESPP. Participation in the ESPP is at the election of each eligible employee and the amounts received by a participant under the ESPP depend on the fair market value of our common stock on future dates; therefore, the benefits or amounts that will be received by any participant if the ESPP is approved by our stockholders, are not currently determinable.
Shares Available for Issuance. Assuming the ESPP is approved by our stockholders at the annual meeting, there will be 500,000 shares of our common stock available for issuance under the ESPP.
Participation. To participate in the ESPP, an eligible employee authorizes payroll deductions in an amount not less than 1% nor greater than 15% of his or her “eligible earnings” (i.e., regular base pay, including overtime pay but not including bonuses, employee benefit plans or other additional payments) for each full payroll period in the offering period. The maximum number of shares of common stock that may be purchased by any participant during an offering period shall equal the lesser of (i) 25,000 shares of common stock or (ii) $25,000 divided by the fair market value of the common stock on the first trading day of the applicable offering period.
Purchases. Eligible employees may become a participant in the ESPP by completing an enrollment form provided by the Company and filing it with the Company or its designee at least fifteen days prior to the applicable offering period. A new six (6) month long offering period begins approximately every January 1st and July 1st, or at such other times designated by the Administrator. At the end of each offering period, the accumulated deductions are used to purchase shares of common stock from the Company. Shares are purchased at a price equal to 85% of the lower of the fair market value of the Company’s common stock on the first business day of an offering period or the last business day of an offering period.
The first offering period under the ESPP, if approved by our stockholders at the annual meeting, will begin on January 1, 2025. The amounts of future options to purchase shares under the ESPP are not determinable and will be offered to eligible employees based on participation in the ESPP.
On June 3, 2024, the closing market price per share of our common stock was $4.90 as reported by The Nasdaq Stock Market.
Termination of Employment. If a participating employee voluntarily resigns or is terminated by the Company prior to the exercise date of an offering period, the employee’s option to purchase terminates and the amount in the employee’s account is returned to the employee.
Transferability. Neither contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent or distribution to a designated beneficiary upon the participant’s death) by the participant.
Adjustments upon Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of common stock covered by unexercised options under the ESPP, the number of shares of common stock which have been authorized for issuance under the ESPP but are not yet subject to, as well as the price per share of shares of common stock covered by each unexercised option under the ESPP, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock.
In the event of the proposed dissolution or liquidation of the Company, any offering period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the board of directors. In the event of a proposed sale of all or substantially all of the assets of the Company, or merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the ESPP shall be assumed or an equivalent option shall be substituted by such successor corporation unless the board of directors determines, in its sole discretion and in lieu of assumption or substitution, to shorten an offering period then in progress.
Participation Adjustment. If the number of unsold shares that are available for purchase under the ESPP is insufficient to permit exercise of all rights deemed exercised by all participating employees, a participation adjustment will be made, and the number of shares purchasable by all participating employees is reduced proportionately. Any funds remaining in a participating employee’s account after such exercise are refunded to the employee, without interest.
Amendment. The board of directors may amend the ESPP at any time and in any respect unless stockholder approval of the amendment in question is required under Section 423 of the Code, any national securities exchange or system on which the common stock is then listed or reported, or under any other applicable laws, rules, or regulations.
Termination. The board of directors may terminate the ESPP at any time and for any reason or for no reason, provided that no termination shall impair any rights of participating employees that have vested at the time of termination. Without further action of the board of directors, the ESPP shall terminate on July 17, 2034.
U.S. Federal Income Tax Consequences. The ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of.
Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the relevant offering period (and more than one year from the date the shares are purchased), then the participant generally will recognize ordinary income measured as the lesser of:
(i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or

(ii) an amount equal to 15% of the fair market value of the shares as of the first day of the applicable offering period
Any additional gain should be treated as long-term capital gain.
If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income at the time of such disposition generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.
The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.
The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state, local, foreign or estate and gift tax consequences that may arise in connection with participation in the ESPP.
The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to approve the ESPP.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ESPP, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed EisnerAmper, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. EisnerAmper has served as our independent registered public accounting firm since May 30, 2017. The board of directors proposes that the stockholders ratify this appointment. EisnerAmper audited our financial statements for the fiscal year ended December 31, 2023 and 2022. We expect that representatives of EisnerAmper will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint EisnerAmper, the audit committee reviewed auditor independence issues and existing commercial relationships with EisnerAmper and concluded that EisnerAmper has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
The following table presents fees for professional audit services rendered by EisnerAmper for the audit of our annual financial statements for the years ended December 31, 2023 and 2022, and fees billed for other services rendered by EisnerAmper during those periods. Amounts are rounded to thousands.

	Years Ended December 31,
	2023	2022
Audit Fees	$467,250	$332,325
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$467,250	$332,325
Audit Fees consist of fees billed for professional services rendered for the audit of our annual financial statements, review of our interim financial statements, comfort and consent letters. Audit fees includes fees for consents and comfort letters of $195,000 in 2023 and $167,000 in 2022.
Audit-Related Fees consist of fees billed for professional services rendered for assurance related services that are reasonably related to the performance of the audit or review of our financial services.
Tax Fees are for tax-related services related primarily to tax consulting and planning.
All Other Fees consist of the aggregate fees billed for any other products and services provided by the principal accountants.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Our audit committee pre-approves all auditing services and any non-audit services that the independent registered public accounting firm is permitted to render under Section 10A(h) of the Exchange Act. The audit committee may delegate the pre-approval to one of its members, provided that if such delegation is made, the full audit committee must be presented at its next regularly scheduled meeting with any pre-approval decision made by that member.
In the event the stockholders do not ratify the appointment of EisnerAmper as our independent registered public accounting firm, the audit committee will reconsider its appointment.
The affirmative vote of a majority of the shares cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF EISNERAMPER AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES

SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at https://ir.intensitytherapeutics.com/corporate-governance/governance-documents. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR FOR THE 2025 ANNUAL MEETING
To be considered for inclusion in the proxy statement relating to our 2025 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than February 4, 2025. To be considered for presentation at the 2025 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than March 19, 2025 and no later than April 18, 2025. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.
Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2025 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Joseph Talamo, Intensity Therapeutics, Inc., 1 Enterprise Drive, Suite 430, Shelton, CT 06484.
SHELTON, CONNECTICUT
June 4, 2024

Appendix A
INTENSITY THERAPEUTICS, INC.

EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2024 Employee Stock Purchase Plan (the “Plan”) of Intensity Therapeutics, Inc. (the “Company”).

1.Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.Definitions.

a.“Board” shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

b.“Code” shall mean the Internal Revenue Code of 1986, as amended, including any successor statute, regulation and guidance thereto.

c.“Common Stock” shall mean the common stock, $0.0001 par value per share, of the Company.

d.“Company” shall mean Intensity Therapeutics, Inc., a Delaware corporation.

e.“Compensation” shall mean the regular rate of salary or wages received by the Employee from the Company or a Designated Subsidiary that is taxable income for federal income tax purposes or applicable tax law, including payments for overtime and shift premium, but excluding incentive compensation, incentive payments, bonuses, commissions, relocation, expense reimbursements, tuition or other reimbursements or compensation received from the Company or a Designated Subsidiary.

f.“Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

g.“Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

h.“Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

i.“Employee” shall mean any person who is employed by the Company or one of its Designated Subsidiaries for tax purposes and who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

j.“Exercise Date” shall mean the last business day of each Offering Period of the Plan.

k.“Exercise Price” shall mean with respect to an Offering Period, an amount equal to 85% of the fair market value (as defined in Section 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower.

l.“Offering Date” shall mean the first business day of each Offering Period of the Plan.

m.“Offering Period” shall mean a period of six months or other period as set forth in Section 4 of the Plan.

n.“Plan” shall mean this Intensity Therapeutics, Inc. Employee Stock Purchase Plan.

o.“Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.Eligibility.

a.Any person who has been continuously employed as an Employee for three (3) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code. All Employees granted options under the Plan with respect to any Offering Period will have the same rights and privileges except for any differences that may be permitted pursuant to Section 423 of the Code.

b.Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company or (ii) which permits such Employee’s rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in Section 7(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. In addition, the maximum number of shares of Common Stock that may be purchased by any participant during an Offering Period shall equal the lesser of (i) 25,000 shares of Common Stock or (ii) $25,000 divided by the fair market value of the Common Stock on the first trading day of such Offering Period, which price shall be adjusted if the price per share is adjusted pursuant to Section 18. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this Section 3(b).

4.Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 1 and July 1 of each year or the first business day thereafter (or at such other time or times as may be determined by the Board in its administrative discretion). The initial Offering Period shall commence on January 1, 2025.

5.Participation.

a.An eligible Employee may become a participant in the Plan by completing an enrollment form provided by the Company and filing it with the Company or its designee at least fifteen (15) days prior to the applicable Offering Date, unless a later time for filing the enrollment form is set by the Board for all eligible Employees with respect to a given Offering Period. The enrollment form and its submission may be electronic as directed by the Company. The enrollment form shall set forth the percentage of the participant’s Compensation (which shall be not less than one percent (1%) and not more than fifteen percent (15%) to be paid as Contributions pursuant to the Plan.

b.Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the enrollment form is applicable, unless sooner terminated as provided in Section 10.

6.Method of Payment of Contributions.

a.Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) of such participant’s Compensation on each such payroll (or such other percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to the participant’s account under the Plan. A participant may not make any additional payments into such account.

A participant may discontinue participation in the Plan as provided in Section 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of the participant’s Contributions during the Offering Period by completing and filing with the Company a new enrollment form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new enrollment form, if the enrollment form is submitted at least fifteen (15) days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.

b.Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b), a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s enrollment form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7.Grant of Option.

a.On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12. The fair market value of a share of the Common Stock shall be determined as provided in Section 7(b).

b.The fair market value of the Common Stock on a given date shall be (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system; or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.

8.Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, a participant’s option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for the participant at the applicable Exercise Price with the accumulated Contributions in the participant’s account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by the participant.

9.Delivery. Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form, except that the Board may determine that such shares shall be held for each participant’s benefit by a broker designated by the Board. Any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any other amounts left over in a participant’s account after an Exercise Date shall be returned to the participant.

10.Withdrawal; Termination of Employment. A participant may withdraw all but not less than all the Contributions credited to the participant’s account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant’s Contributions credited to the participant’s account will be paid to the participant promptly after receipt of the participant’s notice of withdrawal and the participant’s option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

a.Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to the participant’s account will be returned to the participant or, in the case of the participant’s death, to the person or persons entitled thereto under Section 14, and the participant’s option will be automatically terminated.

b.In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to the participant’s account will be returned to the participant and the participant’s option terminated.

A participant’s withdrawal from an Offering Period will not have any effect upon the participant’s eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

11.Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12.Stock.

a.The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee’s account not applied to the purchase of shares pursuant to this Section 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

b.The participant will have no interest or voting right in shares covered by the participant’s option until such option has been exercised.

13.Administration. The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, to correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan and to make all other determinations necessary or advisable for the administration of the Plan, including without limitation, adopting subplans applicable to particular Designated Subsidiaries or locations, which subplans may be designed to be outside the scope of Section 423 of the Code..

14.Designation of Beneficiary. A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to the participant of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.

a.Such designation of beneficiary may be changed by the participant (and the participant’s spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

16.Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.Adjustments upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options under Section 12(a) (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this section, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.Amendment or Termination.

a.The Board may at any time terminate or amend the Plan. Except as provided in Section 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board’s setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

b.Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

20.Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.Conditions upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.Information Regarding Disqualifying Dispositions. By electing to participate in the Plan, each participant agrees to provide any information about any transfer of shares of Common Stock acquired under the Plan that occurs within two years after the first business day of the Offering Period in which such shares were acquired as may be requested by the Company or any Subsidiaries in order to assist it in complying with the tax laws.

23.Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee.

24.Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No Employee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company’s share register.

25.Term of Plan. The Plan became effective upon its adoption by the Board and approval by the Company’s stockholders on July 17, 2024 and shall continue in effect through July 17, 2034, unless sooner terminated under Section 19.

26.Applicable Law. This Plan shall be governed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles.

SCAN TO
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V51968-P11820 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTENSITY THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. To elect two Class I directors to serve three-year terms expiring in 2027.

Nominees:	For	Withhold
1a. Daniel A. Donovan	☐	☐
1b. Thomas I. H. Dubin	☐	☐

	For	Against	Abstain
2. To approve the Intensity Therapeutics, Inc. 2024 Employee Stock Purchase Plan.	☐	☐	☐
3. To ratify the appointment of EisnerAmper LLP as Intensity Therapeutics, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V51969-P11820

INTENSITY THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JULY 17, 2024 AT 10:30 A.M. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Lewis H. Bender and Joseph Talamo, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Intensity Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:30 a.m. ET, on July 17, 2024, at www.virtualshareholdermeeting.com/INTS2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE